EXHIBIT 32.2
Certification of Chief Financial Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Cushman & Wakefield plc (the "Company") on Form 10-Q for the quarter ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Duncan Palmer, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 7, 2019

/s/ Duncan Palmer
Duncan Palmer
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U S C §1350 and is not being filed as part of the Report or as a separate disclosure document.